Lease	9 Months Ended
Sep. 30, 2025
Lease [Abstract]
LEASE

13. LEASE

As of September 30, 2025, the Group has a non-short-term operating lease for laboratory with remaining term expiring in 2026 and a remaining lease term of 0.5 years. Weighted average discount rates used in the calculation of the operating lease liability is 8%. The discount rates reflect the estimated incremental borrowing rate, which includes an assessment of the credit rating to determine the rate that the Group would have to pay to borrow, on a collateralized basis for a similar term, an amount equal to the lease payments in a similar economic environment.

	For the nine months ended September 30,
	2025	2024
	(Unaudited)	(Unaudited)
Lease cost
Operating lease cost	—	45,167
Short-term lease cost	—	2,062
Total lease cost	$—	$47,229
Other information
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$59,122	$120,022
Weighted-average remaining lease term – operating leases	0.5 years	1.5 years
Weighted-average discount rate – operating leases	8.0%	8.0%

During the nine months ended September 30, 2025 and 2024, an impairment loss of nil and $144,051, respectively, on right-of-use assets was recognized in other operating expenses as the Group considered that the carrying amount of a right-of-use asset related to leases of laboratory and clinic may not be recoverable.

The maturity analysis of operating leases liabilities as of September 30, 2025 is as follows:

September 30, 2025
(Unaudited)
Remaining periods ending December 31,
2025	27,206
2026	24,573
Total future undiscounted cash flow	51,779
Less: Discount on operating lease liabilities	(807)
Present value of operating lease liabilities	50,972